Vanguard Variable Insurance Fund Balanced Portfolio

Supplement Dated March 28, 2019, to the Prospectus and Summary Prospectus Dated April 26, 2018

Effective immediately, Daniel J. Pozen is added as a co-portfolio manager on Vanguard Variable Insurance Fund Balanced Portfolio (the “Balanced Portfolio”). The Balanced Portfolio’s investment objective, strategies, and policies remain unchanged.

Prospectus and Summary Prospectus Text Changes

The following is added under the heading “Investment Advisor” for the Balanced Portfolio:

Daniel J. Pozen, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has co-managed the stock portion of the Portfolio since March 2019.

Prospectus Text Changes

The following is added under the Wellington Management heading in the

Investment Advisors section:

Daniel J. Pozen, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1999, has been with Wellington Management since 2006, has managed investment portfolios since 2012, and has co-managed the stock portion of the Balanced Portfolio since March 2019. Education: B.A., Williams College; M.B.A., Dartmouth College (Tuck).

© 2019 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 106 032019

Vanguard Variable Insurance Funds

Supplement Dated March 28, 2019, to the Statement of Additional Information Dated April 26, 2018

Important Change to the Balanced Portfolio

Effective immediately, Daniel J. Pozen is added as a co-portfolio manager on Vanguard Variable Insurance Fund Balanced Portfolio (the “Portfolio”). The Portfolio’s investment objective, strategies, and policies remain unchanged.

Statement of Additional Information Text Changes

In the Investment Advisory and Other Services section, the following replaces the first paragraph under the “Other Accounts Managed” sub-section on page B-65:

1. Other Accounts Managed

Edward P. Bousa and Daniel J. Pozen co-manage the stock portion of the Balanced Portfolio; as of December 31, 2017, the Portfolio held assets of $2.9 billion. As of December 31, 2017, Mr. Bousa also managed 6 other registered investment companies with total assets of $88.6 billion (advisory fee based on account performance for 1 of these accounts with total assets of $69.6 billion), 6 other pooled investment vehicles with total assets of $1.8 billion (advisory fees not based on account performance), and 9 other accounts with total assets of $1.8 billion (advisory fees not based on account performance). As of January 31, 2019, Mr. Pozen also managed 3 other registered investment companies with total assets of $403 million (advisory fees not based on account performance), 25 other pooled investment vehicles with total assets of $3.7 billion (advisory fee based on account performance for 1 of these accounts with total assets of $860 million), and 20 other accounts with total assets of $2.6 billion (advisory fees not based on account performance).

© 2019 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 64F 032019